FIRST AMERICAN FUNDS, INC.

Prime Obligations Fund

Government Obligations Fund

Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Statement of Additional Information (SAI) Supplement dated January 1, 2012

This information supplements the First American Money Market Funds SAI dated October 28, 2011. Please retain this supplement for future reference.

The information relating to Mr. Strauss provided under “Directors and Executive Officers – Independent Directors” on page 14 of the SAI is replaced by the following:

Name, Address and Age	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years and Other Relevant Experience[1]	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAF since April 1991	Attorney At Law; Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning and public relations; Chairman, Excensus™ LLC, a strategic demographic planning and application development firm; General Counsel, ibody science, llc, a manufacturer of all-natural skin and wound care treatment products for human beings; General Counsel, Cowgirl Science, LLC, a manufacturer of all-natural skin and wound care treatment products for animals; Independent Director, First American Fund Complex since 1984	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None

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The information provided under “Directors and Executive Officers – Standing Committees of the Board of Directors,” on page 17 of the SAI, is updated to reflect that each director serves as a member of both the Audit Committee and the Governance Committee. Members of the Audit Committee include: Roger A. Gibson (Chair), John P. Kayser, Joseph D. Strauss, Richard K. Riederer, James M. Wade, and Leonard W. Kedrowski. Members of the Governance Committee include James M. Wade (Chair), Roger A. Gibson, John P. Kayser, Joseph D. Strauss, Richard K. Riederer, and Leonard W. Kedrowski.

The first two paragraphs on page 19 of the SAI under the heading “Directors and Executive Officers—Director Compensation” are replaced by the following:

The First American Family of Funds, which includes FAF and FACEF, currently pays Directors who are not paid employees or affiliates of the Funds an annual retainer of $160,000 ($265,000 in the case of the Chair). The Fund Review Liaison, Audit Committee Chair, and Governance Committee Chair each receive an additional annual retainer of $15,000.

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